SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2016

Starflick.com

(Exact name of registrant as specified in its charter)

Nevada	000-54745	TBA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1361 Peltier Drive, Point Roberts, WA 98291
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 604-783-9664

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 30, 2016, the general meeting of shareholders was granted an authorization to the board of directors to cancel common shares held by Zoltan Nagy. Pursuant to this authorization, 150,000,000 common shares held by Zoltan Nagy were cancelled on March 30, 2016.

The Company believes that maintaining a disciplined approach to restructuring outstanding positions would best serve our shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starflick.com

/s/ Zoltan Nagy

Zoltan Nagy

Chief Executive Officer

Date: April 1, 2016